Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



              In connection with the Annual Report on Form 10-K of RCM Technologies, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanton Remer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

              (1) The Report fully complies with the requirements of Section
                  13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
                  section 78m(a)); and
              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Stanton Remer
       ----------------------
     Stanton Remer
     Chief Financial Officer
       February 26, 2003